Exhibit 10.28
EXECUTION COPY
CONSENT, AGREEMENT AND THIRD AMENDMENT TO LOAN AGREEMENT AND
AMENDMENT TO GUARANTY
     THIS CONSENT, AGREEMENT AND THIRD AMENDMENT TO LOAN AGREEMENT AND AMENDMENT TO GUARANTY is dated as of May 6, 2009 (this “Third Amendment”) and is among THE HILLMAN COMPANIES, INC., (“Holdings”), HILLMAN INVESTMENT COMPANY (“Intermediate Holdings”), THE HILLMAN GROUP, INC. (the “Borrower” and together with Holdings and Intermediate Holdings, collectively, the “Loan Agreement Parties”), AEA MEZZANINE FUND II LP (“AEA II LP”), AEA MEZZANINE FUND II LLC (“AEA II LLC”), AEA MEZZANINE (UNLEVERAGED) FUND LP (“AEA UNLEVERAGED”; with AEA II LP, AEA II LLC and AEA Unleveraged hereinafter referred to, collectively, as the “AEA HOLDERS”), CONNECTICUT GENERAL LIFE INSURANCE COMPANY (“CGLIC”), LIFE INSURANCE COMPANY OF NORTH AMERICA (“LINA”; with CGLIC and LINA hereinafter referred to, collectively, as the “CIGNA HOLDERS”), DICK & BETSY DEVOS FOUNDATION (“DBDEVOS”), VANDERWEIDE FAMILY FOUNDATION (“VWFF”), DOUGLAS & MARIA DEVOS FOUNDATION (“DMDEVOS”), THE JERRY & MARCIA TUBERGEN FOUNDATION (“JMTF”; with DBDEVOS, VWFF, DMDEVOS and JMTF referred to, collectively, as the “RDV HOLDERS” and together with the AEA HOLDERS and the CIGNA HOLDERS, collectively, the “New Lenders” and each a “New Lender”), and GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.) (“GEBFS” and together with the New Lenders and with their respective successors and assigns, the “Lenders” and each a “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement (as defined below).
W I T N E S S E T H
     WHEREAS, Loan Agreement Parties and Allied Capital Corporation (“Allied Capital”) entered into a Loan Agreement dated as of March 31, 2004 (the “Initial Loan Agreement”);
     WHEREAS, the Loan Agreement Parties, Allied Capital and GEBFS (as assignee of Allied Capital pursuant to an assignment agreement dated as of April 12, 2004), entered into that certain Second Amendment to Loan Agreement dated as of July 21, 2006 amending the Initial Loan Agreement (as so amended, the “Loan Agreement”);
     WHEREAS, pursuant to various assignment agreements, dated as of the date hereof, in the case of the New Lenders (such various assignment agreements, each an “Assignment Agreement” and collectively the “Assignment Agreements”), contemporaneous with the execution of this Third Amendment, Allied Capital shall ratably sell and assign to the New Lenders all of the indebtedness evidenced by the Subordinated Debentures currently held by Allied Capital and all rights and obligations of Allied Capital under the Loan Agreement with respect to such indebtedness (collectively, the “Assigned Interests”) on the terms and subject to the conditions set forth in each Assignment Agreement, and each of the New Lenders will accept the assignment of such rights and assumed such obligations from Allied Capital on such terms and subject to such conditions;
     WHEREAS, pursuant to the Loan Agreement, the assignments to the New Lenders requires the consent of the Borrower, and the New Lenders have requested that the Borrowers consent to the assignments by Allied Capital to the New Lenders of the applicable Assigned Interests and the Borrower is willing to consent to such assignments;
     WHEREAS, as of the date hereof, each New Lender holds (or, after giving effect to the consent of the Borrower and to the Assignment Agreements, will hold) the principal amount of the Subordinated Debentures in the amount set forth opposite their respective names in Schedule I hereto; and
     WHEREAS, the Loan Agreement Parties and the Lenders desire to make certain amendments to the Loan Agreement, and the Borrower is willing to consent to the assignments by Allied Capital to the New Lenders of the applicable Assigned Interests, in each case, subject to the terms and conditions set forth herein.
     Accordingly, the Loan Agreement Parties, and the Lenders (including the New Lenders) agree as follows:
ARTICLE I.
AMENDMENTS TO THE LOAN AGREEMENT AND THE GUARANTY
     Section 1.01 The definition of “Business Day” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting the text “Washington, D.C.” appearing therein and inserting the text “New York, New York” in lieu thereof.
     Section 1.02 The definition of “Lenders” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
     “Lenders” means, collectively, each of the AEA Holders, each of the CIGNA Holders, each of the RDV Holders, GEBFS and each other Person that becomes a Lender pursuant to Sections 9.06(b) and 9.22 and their respective successors.”
     Section 1.03 The definition of “Loan” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:
     “Loan” means all outstanding indebtedness evidenced by the Subordinated Debentures pursuant to Section 2.01.”
     Section 1.04 The definition of “Material Adverse Effect” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting the words “Senior Finance Document”

appearing in clause (iii) thereof and inserting the words “Subordinated Debenture Document” in lieu thereof.
     Section 1.05 The definition of “Qualifying Equity Issuance” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting subclause (iii)(D)(x) appearing therein in its entirety and inserting the following new subclause (iii)(D)(x) in lieu thereof:
     “(x) to make Permitted Business Acquisitions pursuant to Section 7.06(a)(xiv), Investments in Permitted Joint Ventures pursuant to Section 7.06(a)(xviii) and other Investments pursuant to Section 7.06(a)(xxii)”.
     Section 1.06 The definition of “Senior Debt” appearing in Section 1.01 of the Loan Agreement is hereby amended by deleting the words (x) “Senior Debt Documents” in each place such words appear in the first two sentences thereof and inserting the words “Senior Finance Documents” in lieu thereof and (y) “Senior Debt Document” appearing in the third sentence thereof and inserting the words “Senior Finance Document” in lieu thereof.
     Section 1.07 Section 1.01 of the Loan Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:
     “AEA Agent” means AEA Mezzanine Fund II LP or any other Person appointed by AEA Mezzanine Fund II LP as successor agent.
     “Agent” means the “Agent” under, and as defined in, the Senior Credit Agreement.
     “CIGNA Agent” means CIG & Co. or any other Person appointed by CIG & Co. as successor agent.
     “Collateral Agent” means the “Collateral Agent” as defined in the Senior Credit Agreement.
     “Collateral Documents” means the “Collateral Documents” as defined in the Senior Credit Agreement.
     “Pre-Commitment Information” means, taken as an entirety, the information with respect to Holdings and its Subsidiaries contained in the Confidential Information Memorandum dated November 2003 Holdings or the AcquisitionCo provided to Allied Capital prior to the Closing Date.
     “RDV Agent” means RDV Corporation or any other Person appointed by RDV Corporation as successor agent.

     “Required Lenders” shall mean Lenders holding Subordinated Debentures representing at least fifty-one percent (51%) of the aggregate outstanding principal balance of the Subordinated Debentures.
     Section 1.08 Section 2.08(a) of the Loan Agreement is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof:
     “Each such payment shall be made to each Lender pursuant to the wire transfer instructions set forth on Exhibit G hereto, or pursuant to such other written instructions from such Lender; provided, that with respect to the CIGNA Holders, such payment shall be made to the CIGNA Agent.”
     Section 1.09 Section 6.01(a) of the Loan Agreement is hereby amended by deleting the words “Allied Capital” appearing therein and inserting the words “the Required Lenders” in lieu thereof.
     Section 1.10 Section 6.09 of the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section 6.09 in lieu thereof:
     “Section 6.09 Audits/Inspections. Upon reasonable notice and during normal business hours, each of the Group Companies will permit representatives appointed by the Required Lenders to visit and inspect its executive offices and/or manufacturing facilities and any of its properties, and to review and inspect its books and records, accounts receivable and inventory, and to make photocopies or photographs thereof and to write down and record any information such representatives obtain and shall permit the Lenders or such representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees, independent accountants and representatives of the Group Companies, in each case so long as a Responsible Officer has been given the opportunity to be present; provided, that the representatives appointed by the Required Lenders shall be limited to one such inspection (which shall include any discussions with the officers, employees, independent accountants or representatives of the Group Companies) per fiscal quarter (at which meeting the representatives appointed by the Required Lenders may be joined by representatives of the other Lenders at the Borrower’s discretion), unless a Default or and Event of Default shall have occurred and is continuing; provided, however, that the Group Companies shall not be obligated to reimburse the expenses incurred by more than two representatives of the Lenders in the aggregate related to any such visit and inspection; provided, further, that, unless a Default or Event of Default shall have occurred and is continuing, the Group Companies shall not be obligated to reimburse such expenses more than one per fiscal year.”
     Section 1.11 Section 7.12(b)(iii)(B) is hereby amended by inserting the word “Senior” immediately after the words “for the benefit of the” appearing therein.

     Section 1.12 The proviso appearing in Section 7.13 of the Loan Agreement is hereby amended by (i) deleting the text “(i)” appearing therein and inserting the text “(A)” in lieu thereof and (ii) inserting the words “of the Senior Credit Agreement” immediately following the text “Section 2.09(b)(iv)” appearing therein.
     Section 1.13 Section 7.18 of the Loan Agreement is hereby amended by deleting the words “Senior Debt Documents” in each place such words appear therein and inserting the words “Senior Finance Documents” in lieu thereof.
     Section 1.14 Section 8.02 of the Loan Agreement is hereby amended by deleting the first paragraph of such Section in its entirety and inserting the following new paragraph in lieu thereof:
“Subject to the Subordination Agreement, upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Required Lenders (or such higher percentage of Lenders as may be required pursuant to Section 9.03), the Lenders shall (upon the determination by the Required Lenders), by written notice to the Borrower, take any of the following actions without prejudice to the rights of any Lender to enforce its claims against the Credit Parties except as otherwise specifically provided for herein:”.
     Section 1.15 Section 9.01(a) of the Loan Agreement is hereby amended (1) by amending clause (ii) in the first sentence thereof by deleting the words “Assignment and Acceptance” appearing therein and inserting the words “assignment agreement” in lieu thereof, (2) by amending clause (iii) in the first sentence thereof by deleting the words “and Allied Capital” appearing therein and inserting the words “and the Lenders” in lieu thereof, (3) by deleting the last sentence appearing therein, and (4) by inserting the following sentence at the end of such Section:
     “Notwithstanding anything otherwise contained herein, all deliveries (other than payments), including under Section 6.01 hereof, and notices required to be made to the Lenders by the Credit Parties hereunder shall be made (i) with respect to the AEA Holders, to the AEA Agent, (ii) with respect to the CIGNA Holders, to the CIGNA Agent, and (iii) with respect to the RDV Holders, to the RDV Agent.”
     Section 1.16 Section 9.06(b) of the Loan Agreement is hereby amended by deleting the proviso appearing therein in its entirety and inserting the following new provision in lieu thereof:
     “provided that there shall be either (i) no more than five holders of Subordinated Debentures (provided, however, the AEA Holders, the RDV Holders, the CIGNA Holders and GEBFS shall each be deemed to constitute one holder for purposes of this Section 9.06 so long as the AEA Agent, the RDV Agent, the CIGNA Agent and GEBFS, respectively, are receiving and delivering notices and other deliveries required hereunder for such Lender) or (ii) so long as the Required Lenders agree and authorize, at the time of any such assignment or delegation, one Person to act as agent for all holders of

Subordinated Debentures such that any notices and communications to be delivered to the holders of Subordinated Debentures shall be made to or obtained from such agent and shall be binding on each holder of Subordinated Debentures as if directly obtained from the Borrower.
     Section 1.17 Section 9.15 of the Loan Agreement is hereby amended by deleting the word “MARYLAND” appearing therein and inserting the word “NEW YORK” in lieu thereof.
     Section 1.18 Exhibit G to the Loan Agreement is hereby amended by inserting the wiring instructions for each New Lender set forth on Schedule II hereto.
     Section 1.19 Each New Lender hereby notifies the other parties to the Loan Agreement that for notices and other communications contemplated by Section 9.01 of the Loan Agreement, such New Lender’s notice address is designated on Schedule III hereto.
     Section 1.20 Notwithstanding anything to the contrary contain in the Loan Agreement or any other Subordinated Debentures Document, any reference to the capitalized terms “Subordinated Debenture Document” or “Subordinated Debenture Documents” shall be deemed a reference to “Subordinated Debentures Document” and “Subordinated Debentures Documents”, respectively.
     Section 1.21 The Borrower hereby agrees to make all payments in respect of the Assigned Interests held by the New Lenders (including payments of principal, interest, fees and other amounts) to the applicable New Lender, including, without limitation, for amounts which have accrued prior to the date hereof.
     Section 1.22 Section 5.07 of the Guaranty is hereby amended by deleting the word (i) “MARYLAND” appearing therein and inserting the words “NEW YORK” in lieu thereof and (ii) “Maryland” in each instance such word appears therein and insert the words “New York” in lieu thereof.
     Section 1.23 Notwithstanding anything to the contrary contained in the Loan Agreement, the Borrower hereby consents to the assignment by Allied Capital of the Assigned Interests to the New Lenders, which assignment shall be deemed effective contemporaneous with the execution of this Third Amendment.
ARTICLE II.
CONDITIONS TO EFFECTIVENESS
     Section 2.01 Conditions to Effectiveness of this Third Amendment. This Third Amendment, and the amendments contained herein, shall become effective as of the date hereof on the date (the “Third Amendment Effective Date”) when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Lenders:

          (a) Execution and Delivery of this Third Amendment and New Subordinated Debentures. Each Lender shall have received (i) counterparts of this Third Amendment duly executed by the Loan Agreement Parties and (ii) each of the New Lenders shall have received Subordinated Debentures evidencing such New Lender’s ratable portion of the Assigned Interests.
          (b) Acknowledgement. The Lenders shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of Exhibit A hereto, duly executed by each of the Guarantors (other than any Loan Agreement Party) who are (or who are required by the Loan Agreement to be) Credit Parties.
          (c) Amendment and Restatement of the Subordination Agreement. The Credit Parties, the Senior Lenders and the Lenders shall have entered into an amendment and restatement of the Subordination Agreement, in form and substance satisfactory to the Lenders, and the Lenders shall have received counterparts from the other parties thereto.
          (d) Other. The Lenders shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Lenders.
     Section 2.02 General Conditions. All corporate and legal proceedings relating to the transactions contemplated by this Third Amendment or in the Acknowledgement and Agreement shall be reasonably satisfactory in form and substance to the Lenders and their counsel, and the Lenders shall have received copies of all corporate proceedings, which the Lenders may reasonably have requested. The documents referred to in this Section 2.02 shall be delivered to the Lenders no later than the Third Amendment Effective Date.
     Section 2.03 Effects of this Third Amendment.
          (a) On the Third Amendment Effective Date, the Loan Agreement will be automatically amended to reflect the amendments thereto provided for in this Third Amendment. On and after the Third Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Loan Agreement, as amended by this Third Amendment. Once the Third Amendment Effective Date has occurred, all references to the Loan Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Loan Agreement as amended by this Third Amendment. Promptly after the Third Amendment Effective Date occurs, the Lenders shall notify the Borrowers and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
          (b) Other than as specifically provided herein, this Third Amendment shall not operate as a waiver amendment of any right, power or privilege of any Lender under the Loan Agreement or any other Subordinated Debentures Document or of any other term or condition of the Loan Agreement or any other Subordinated Debentures Document, nor shall the entering into of this Third Amendment preclude any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Third Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Loan Agreement and the other Subordinated Debentures Documents, as amended or supplemented to date (including by means of this Third Amendment).
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     Section 3.01 Representations and Warranties. In order to induce the Lenders to consent to the amendments and waivers contained herein and to enter into this Third Amendment, each of Holdings, Intermediate Holdings and the Borrower represents and warrants as set forth below:
          (a) This Third Amendment constitutes the legal, valid and binding obligation of each of Holdings, Intermediate Holdings and the Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
          (b) The parties signatory to the Acknowledgment and Agreement delivered pursuant to Section 2.01(b) of this Third Amendment constitute all of the Persons who (together with Holdings, Intermediate Holdings and the Borrower) are or are required under the terms of the Subordinated Debentures Documents to be Credit Parties.
          (c) The written statements and information contained in this Third Amendment and the other documents, certificates and statements furnished to the Lenders on or prior to the Third Amendment Effective Date by or on behalf of any Credit Party for use in connection with the transactions contemplated by this Third Amendment, taken as a whole, do not, as of the Third Amendment Effective Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading.
ARTICLE IV.
MISCELLANEOUS
     Section 4.01 Headings. The various headings of this Third Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Third Amendment or any provisions hereof.
     Section 4.02 Execution in Counterparts. This Third Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

     Section 4.03 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 4.04 Governing Law; Entire Agreement. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Third Amendment and the other Subordinated Debentures Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
     Section 4.05 Subordinated Debentures Document Pursuant to Loan Agreement. This Third Amendment is a Subordinated Debentures Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement (and, following the date hereof, the Loan Agreement, as amended hereby).
[Signature Pages Follow]

     IN WITNESS WHEREOF, the signatories hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE BORROWER	THE HILLMAN GROUP, INC.

By:
Name:
Title:

HOLDINGS	THE HILLMAN COMPANIES, INC.

By:
Name:
Title:

INTERMEDIATE HOLDINGS	HILLMAN INVESTMENT COMPANY

By:
Name:
Title:
[Signature Page to Third Amendment to Loan Agreement]

LENDERS	AEA MEZZANINE (UNLEVERAGED) FUND LP

By: AEA MEZZANINE PARTNERS LP, its general
partner

By: AEA MEZZANINE MANAGEMENT GP LLC,
its general partner

By:
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

AEA MEZZANINE FUND II LP

	By:	AEA MEZZANINE PARTNERS II LP,
its general partner

	By:	AEA MEZZANINE MANAGEMENT II GP
LLC, its general partner

By:

	Name:	Joseph D. Carrabino, Jr.
	Title:	Managing Member

AEA MEZZANINE FUND II LLC

	By:	AEA MEZZANINE PARTNERS II LP,
its managing member

	By:	AEA MEZZANINE MANAGEMENT II
GP LLC, its general partner

By:

	Name:	Joseph D. Carrabino, Jr.
	Title:	Managing Member
[Signature Page to Third Amendment to Loan Agreement]

DICK & BETSY DEVOS FOUNDATION

By:
Name:	Robert H. Schierbeek
Title:	Treasurer

VANDERWEIDE FAMILY FOUNDATION

By:
Name:	Robert H. Schierbeek
Title:	Treasurer

DOUGLAS & MARIA DEVOS FOUNDATION

By:
Name:	Robert H. Schierbeek
Title:	Treasurer

THE JERRY & MARCIA TUBERGEN FOUNDATION

By:
Name:	Robert H. Schierbeek
Title:	Treasurer
[Signature Page to Third Amendment to Loan Agreement]

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc., as agent

By:
Name:
Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc., as agent

By:
Name:
Title:
[Signature Page to Third Amendment to Loan Agreement]

GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.)

By:
Name:
Title:
[Signature Page to Third Amendment to Loan Agreement]

Exhibit A
ACKNOWLEDGEMENT AND AGREEMENT
     Each Credit Party listed below hereby acknowledges that it has reviewed the Consent, Agreement and Third Amendment to the Loan Agreement and Amendment to Guaranty to which this Acknowledgement and Agreement is attached as an exhibit (the “Amendment”) and hereby consents to the execution, delivery and performance thereof by the Borrower. Each Credit Party hereby confirms its obligation under each Subordinated Debentures Document to which it is a party and agrees that, after giving effect to the Amendment, including the amendments to the Guaranty contained therein, neither the modification of the Loan Agreement or any other Subordinated Debentures Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Subordinated Debentures Document impairs the validity or effectiveness of any Subordinated Debentures Document to which it is a party or by which it is otherwise bound. Under the foregoing circumstances, the rights of the Lenders and the ability of the Lenders to enforce the provisions of the Subordinated Debentures Documents, have not been adversely affected in any material respect by the modification of the Loan Agreement, the modification of any other Subordinated Debentures Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.
[Signature Pages Follow]

     IN WITNESS WHEREOF, each Credit Party has executed this Acknowledgement and Agreement as of the day of the Amendment.

GUARANTORS:	THE HILLMAN COMPANIES, INC.
By:
Name:
Title:

HILLMAN INVESTMENT COMPANY
By:
Name:
Title:

SUNSUB C, INC.
By:
Name:
Title:

ALL POINTS INDUSTRIES, INC.
By:
Name:
Title:

[Signature Page To Acknowledgment And Agreement]